                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 13, 1996



                          Caribiner International, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
- --------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



           1-14234                                  13-3466655
- ----------------------------          --------------------------------------
  (Commission File Number)             (I.R.S. Employer Identification No.)


    16 West 61st Street, New York, NY                       10023
- ----------------------------------------          --------------------------
(Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (212) 541-5300


    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

The Current Report on Form 8-K of Caribiner International, Inc. (the "Company"), initially filed with the Securities and Exchange Commission (the "Commission") on June 28, 1996 is hereby amended by this Form 8-K/A as follows:

Item 7 is hereby amended in its entirety to read as follows:

Item 7. Financial Statements and Exhibits

The following financial statements and pro forma financial information are filed in this report:

(a)  Financial Statements of the Business Acquired

     Audited Consolidated Financial Statements of SCH International Limited

     (1) Report of Independent Auditors

     (2) Consolidated Profit and Loss Accounts for the Years Ended June 30, 1995 and 1994

     (3) Consolidated Balance Sheets as of June 30, 1995 and 1994

     (4) Consolidated Cash Flows Statements for the Years Ended June 30, 1995 and 1994

     (5) Notes to the Accounts


     Unaudited Interim Financial Statements of SCH International Limited

     (1) Balance Sheets as of March 31, 1996 and 1995

     (2) Statements of Operations for the Nine Months Ended March 31, 1996 and 1995

     (3) Statements of Cash Flows for the Nine Months Ended March 31, 1996 and 1995

     (4) Note to Unaudited Financial Statements

(b)  Unaudited pro forma financial information

     Unaudited Pro Forma Consolidated Financial Statements of Caribiner International, Inc.

     (1) Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1996

     (2) Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended March 31, 1996

     (3) Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended September 30, 1995


     (4) Notes to Unaudited Pro Forma Consolidated Financial Statements

(c)  Exhibits:

     2.1 Share Sale Agreement, dated June 13, 1996, by and among Berners-Price and others, Caribiner UK and the Company (schedules omitted -- the Company agrees to furnish a copy of any schedule to the Commission upon request).

     2.2 Share Sale Agreement, dated July 13, 1996, by and among Caribiner UK, Berners-Price, Mark Wallace, the Company and others.

     99.1 Press release, dated June 13, 1996

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Caribiner International, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 13, 1996            CARIBINER INTERNATIONAL, INC.

                                   By: /s/ Arthur F. Dignam
                                       --------------------
                                      Name:  Arthur F. Dignam
                                      Title: Executive Vice President,
                                             Chief Financial and Administrative
                                             Officer

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and the group as at the end of the financial year and of the profit or loss of the group for that period. In preparing those financial statements, the directors are required to:

o  select suitable accounting policies and then apply them consistently;

o  make judgements and estimates that are reasonable and prudent;

o  state whether applicable accounting standards have been followed;

o prepare the financial statements on a going concern basis unless it is inappropriate to presume that the group will continue in business.

The directors are responsible for keeping proper accounting records, for safeguarding the assets of the group and for taking reasonable steps for the prevention and detection of fraud and other irregularities.

                          [Letterhead of Touche Ross]


    AUDITORS' REPORT TO THE MEMBERS OF

    SCH INTERNATIONAL LIMITED

    We have audited the financial statements on pages 6 [sic] to 25 [sic] which have been prepared under the accounting policies set out on pages 10 [sic] and 11 [sic].

    Respective responsibilities of directors and auditors

    As described on page 4 [sic] the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

    Basis of opinion

    We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's and the group's circumstances, consistently applied and adequately disclosed.

    We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

    Opinion

    In our opinion the financial statements give a true and fair view of the state of affairs of the company and the group at 30 June 1995 and of the loss of the group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.





    /s/ Touche Ross & Co.

    Chartered Accountants and
    Registered Auditors


    18 December 1995

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


CONSOLIDATED PROFIT AND LOSS ACCOUNT
Year ended 30 June 1995


                                                       Note                       1995                        1994
                                                                 (pound)       (pound)       (pound)       (pound)

TURNOVER:
  Continuing operations                                                       21,100,940                  23,220,464
  Discontinued operations                                                        573,171                   1,341,052
                                                                             -----------                 -----------
Total turnover                                            2                   21,674,111                  24,561,516

Cost of sales                                                                (14,368,232)                (17,230,772)
                                                                             -----------                 -----------

GROSS PROFIT                                                                   7,305,879                   7,330,744

Distribution costs                                                  812,388                  1,280,093
Administration expenses                                           5,932,191                  5,720,852
                                                                -----------                -----------
                                                                              (6,744,579)                 (7,000,945)
                                                                             -----------                 -----------
OPERATING PROFIT/(LOSS)
  Continuing operations                                             756,776                    400,161
  Discontinued operations                                          (195,476)                   (70,362)
                                                                -----------                -----------
                                                                                 561,300                     329,799
Exceptional items                                         4                     (187,155)                          -
Income from investment in associate company                                       29,877                           -
                                                                             -----------                 -----------
PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST
                                                                                 404,022                     329,799


Interest receivable and similar income                    5                        2,277                      16,198
Interest payable and similar charges                      6                     (269,538)                   (274,520)
Profit on redemption of debt                                                      45,279                           -
                                                                             -----------                 -----------

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION             7                      182,040                      71,477


Tax on profit on ordinary activities                      8                     (170,515)                    (59,527)
                                                                             -----------                 -----------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION

                                                                                  11,525                      11,950

Minority interest                                                                (26,219)                    (31,858)
                                                                             -----------                 -----------
RETAINED LOSS FOR THE YEAR                               20                      (14,694)                    (19,908)
                                                                             ===========                 ===========


There are no recognised gains or losses for the current and preceding financial years other than as stated above.

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


CONSOLIDATED BALANCE SHEET
30 June 1995

                                                       Note                                                   1994
                                                                                                       as restated
                                                                                  1995                   (note 31)
                                                                 (pound)       (pound)       (pound)       (pound)
FIXED ASSETS
Tangible assets                                          10                      849,974                   1,016,217
Investments                                              11                      197,352                     102,254
                                                                             -----------                 -----------
                                                                               1,047,326                   1,118,471
CURRENT ASSETS
Stocks and work in progress                              12       1,031,688                    752,618
Debtors                                                  13       3,558,498                  3,290,065
Cash at bank and in hand                                             58,249                    285,536
                                                                -----------                -----------
                                                                  4,648,435                  4,328,219
                                                                -----------                -----------

CREDITORS: amounts falling due within one year

Bank overdraft                                                      142,913                    299,955
Trade creditors                                                   2,929,401                  3,140,690
Sundry creditors                                         14       4,003,729                  3,211,371
                                                                -----------                -----------
                                                                  7,076,043                  6,652,016
                                                                -----------                -----------
NET CURRENT LIABILITIES                                                       (2,427,608)                 (2,323,797)
                                                                             -----------                 -----------
TOTAL ASSETS LESS CURRENT LIABILITIES                                         (1,380,282)                 (1,205,326)

CREDITORS: amounts falling due after more than one
  year                                                   15                   (1,394,190)                 (1,689,583)



PROVISIONS FOR LIABILITIES AND CHARGES                   18                       (3,844)                     (2,637)
                                                                             -----------                 -----------
                                                                              (2,778,316)                 (2,897,546)
                                                                             ===========                 ===========
CAPITAL AND RESERVES
Called up share capital                                  19                      310,675                     310,675
Share premium account                                    20                       14,025                      14,025
Reserves:
  Profit and loss account                                20                       10,143                      24,837
  Goodwill                                               20                   (3,237,509)                 (3,297,096)
                                                                             -----------                 -----------
EQUITY SHAREHOLDERS' FUNDS                                                    (2,902,666)                  2,947,559
Equity minority interest                                                         124,350                      50,013
                                                                             -----------                 -----------
TOTAL CAPITAL EMPLOYED                                                        (2,778,316)                 (2,897,546)
                                                                             ===========                 ===========

These financial statements were approved by the Board of Directors on 18 December 1995.

Signed on behalf of the Board of Directors


/s/ P Berners-Price

P Berners-Price
Director

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED




BALANCE SHEET
30 June 1995

                                                       Note                                                   1994
                                                                                                       as restated
                                                                                  1995                   (note 31)
                                                                 (pound)       (pound)       (pound)       (pound)

FIXED ASSETS
Investments                                              11                    5,376,475                   5,388,010

CURRENT ASSETS
Debtors                                                  13         298,411                    441,095
                                                                -----------                -----------

                                                                    298,411                    441,095
                                                                -----------                -----------
CREDITORS: amounts falling due within one year

Bank overdraft                                                       47,847                    230,515
Trade creditors                                                       1,410                      1,410
Sundry creditors                                         14       5,033,161                  4,510,915
                                                                -----------                -----------
                                                                  5,082,418                  4,742,840
                                                                -----------                -----------
NET CURRENT LIABILITIES                                                       (4,784,007)                 (4,301,745)

TOTAL ASSETS LESS CURRENT ASSETS
                                                                                 592,468                   1,086,265

CREDITORS: amounts falling due after more than
  one year                                               15                   (1,394,190)                 (1,667,920)
                                                                             -----------                 -----------
                                                                                (801,722)                   (581,655)
                                                                             ===========                 ===========
CAPITAL AND RESERVES
Called up share capital                                  19                      310,675                     310,675
Share premium account                                    20                       14,025                      14,025
Profit and loss account                                  20                   (1,126,422)                   (906,355)
                                                                             -----------                 -----------
EQUITY SHAREHOLDERS' FUNDS                                                      (801,722)                   (581,655)
                                                                             ===========                 ===========


These financial statements were approved by the Board of Directors on 18 December 1995.

Signed on behalf of the Board of Directors



/s/ P Berners-Price

P Berners-Price

Director

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


CONSOLIDATED CASH FLOW STATEMENT
Year ended 30 June 1995

                                                       Note                       1995                        1994
                                                                 (pound)       (pound)       (pound)       (pound)

Net cash inflow from operating activities                21                      266,726                   1,374,556
Return on investments and servicing of finance
Interest received                                                     2,277                     16,198
Interest paid                                                      (268,264)                  (351,560)
Interest element of finance lease rental
  payments                                                           (1,274)                    (5,432)
Dividends paid                                                            -                    (13,750)
                                                                -----------                -----------
Net cash outflow from returns on investments
  servicing of finance                                                          (267,261)                   (354,544)

Taxation
UK corporation tax paid                                             (42,935)                   (95,107)
                                                                -----------                -----------
Tax paid                                                                         (42,935)                    (95,107)

Investing activities
Purchase of tangible fixed assets                                  (167,229)                  (259,278)
Purchase of interest in subsidiary undertaking                      (10,246)                   (22,797)
Sale of tangible fixed assets                                        26,573                      9,563
Purchase of fixed asset investment                                        -                    (37,500)
Sale of fixed asset investment                                       75,000                          -
Sale of interest in subsidiary undertaking               26         (14,868)                         -
                                                                -----------                -----------
Net cash outflow from investing activities                                       (90,770)                   (310,012)
                                                                             -----------                 -----------
Net cash (outflow)/inflow before financing                                      (134,240)                    614,893

Financing
Purchase of shares by employee share ownership
  plan trust                                                        (75,904)                         -
Borrowings under term loan                                          247,084                    (50,000)
Capital element of finance lease rentals                 24         (15,906)                   (37,514)
Loans issued                                                              -                      2,916
Repayment of loan stock                                  24         (91,279)                   (85,730)
                                                                -----------                -----------
Net cash inflow/(outflow) from financing                                          63,995                    (170,328)
                                                                             -----------                 -----------

(Decrease)/ increase in cash and cash
  equivalents                                            22                      (70,245)                    444,565
                                                                             ===========                 ===========

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

1.   ACCOUNTING POLICIES

     The financial statements have been prepared in accordance with applicable accounting standards. The particular accounting policies adopted are described below:

     Convention

     The financial statements are prepared under the historical cost convention.

     Tangible fixed assets and depreciation

     Tangible fixed assets are stated at cost less accumulated depreciation. Depreciation is calculated to write down their cost or valuation to their estimated residual values by equal annual instalments over the period of their estimated useful economic lives, which are considered to be:

     Short leasehold buildings and improvements           Period of lease
     Other leased assets                                  Period of lease
     Plant and machinery                                  2-5 years
     Motor vehicles                                       4 years
     Fixtures, computer and office equipment              4-8 years

     Stocks and work in progress

     Stocks and work in progress are stated at the lower of cost and net realisable value.

     Cost of stocks is calculated on a first in first out basis. Work in progress cost includes all production related overheads and the appropriate proportion of indirect overhead expenditure.

     Deferred taxation

     Deferred taxation is provided at the anticipated tax rates on timing differences arising from the inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in the financial statements to the extent that it is probable that a liability or asset will crystallise in the future.

     Foreign currency translation


     All assets and liabilities denominated in foreign currencies are translated into sterling at the rates ruling at the balance sheet date. Transactions denominated in foreign currencies are translated at the rates ruling at the dates of the transactions. All exchange differences are dealt with through the profit and loss account.

     On consolidation, the temporal method is used to translate the foreign currency balance sheets in view of the control exercised over these entities. Exchange differences are dealt with through the profit and loss account.

     Basis of consolidation

     The group financial statements consolidate the financial statements of the company and all subsidiaries for the financial year ended 30 June 1995.

     Goodwill

     Goodwill is written off to reserves when it arises.

     Investments

     Investments held as fixed assets are stated at cost less provision for permanent diminution in value.

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

1.   ACCOUNTING POLICIES (continued)

     Leased assets

     Assets held under finance leases and the related lease obligation are recorded in the balance sheet at the fair value of the leased assets at the inception of the leases. The amounts by which the lease payments exceed the recorded lease obligation are treated as finance charges which are amortised over the lease term to give a constant rate of charge on the remaining balance of the obligation.

     Rental costs under operating leases are charged to profit and loss account in equal annual instalments over the period of the leases.

     Pensions

     The company's cost is charged to the profit and loss account so as to spread the cost of pensions as incurred over members' working lives with the company.

2.   ANALYSIS OF TURNOVER


     Turnover represents the amounts invoiced to customers in respect of completed projects and is stated after deduction of trade discounts and value added tax.

     The turnover attributable to each of the group's geographical markets is:

                                                  1995          1994
                                               (pound)       (pound)

     UK                                       14,080,537    21,098,769
     Europe                                    5,013,743     2,198,860
     Other                                     2,579,831     1,263,887
                                              ----------    ----------
                                              21,674,111    24,561,516
                                              ==========    ==========


     The turnover and profit before taxation are entirely attributable to the group's principal activity.

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

3.   INFORMATION REGARDING DIRECTORS AND EMPLOYEES

     Employees

     Average number of persons employed by the group in the year:

                                                              1995          1994
                                                               No.           No.
     Production and design staff                               71             71
     Sales and distribution staff                              22             25
     Administration staff                                      25             26
                                                        ---------      ---------
                                                              118            122
                                                        =========      =========

     Staff costs during the year, including directors, in respect of these employees were:

                                                             1995           1994
                                                          (pound)        (pound)
     Wages and salaries                                 3,488,706      3,200,500
     Social security costs                                304,830        317,065
     Pension costs                                         67,716        122,795
                                                        ---------      ---------
                                                        3,861,252      3,640,360
                                                        =========      =========


     Directors' emoluments

     Management remuneration including
       pension contributions                              489,676        515,314

     Compensation for loss of office                         --           60,000
                                                        ---------      ---------
                                                          489,676        575,314
                                                        =========      =========
     Emoluments (excluding pension
       contributions) of the Chairman                     113,829         70,382
                                                        =========      =========

     Emoluments (excluding pension
       contributions) of the highest paid
       director                                           113,829         85,847
                                                        =========      =========

     Emoluments (excluding pension
       contributions) of the directors fell                Number         Number
       within the following ranges:

     (pound)   0     - (pound)  5,000                        1              -
     (pound)60,001   - (pound) 65,000                        -              2
     (pound)65,001   - (pound) 70,000                        -              1
     (pound)80,001   - (pound) 85,000                        -              2
     (pound)90,001   - (pound) 95,000                        1              -
     (pound)110,001  - (pound)115,000                        3              -
                                                        =========      =========


     Emoluments of the directors waived during the year amounted to (pound)nil (1994 - (pound)164,915).

     On 1 July 1994, one of the directors acquired a 40% interest in Delegate Management Services Limited for (pound)40, being the nominal value of the shares. The net asset value of Delegate Management Services Limited at this date was (pound)54,243.

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

4.   EXCEPTIONAL ITEMS

                                                                   1995     1994
                                                                (pound)  (pound)
     Disposal of interest in Delegate
       Management Services Limited                               33,206       --
     Disposal of other fixed asset investment                    80,000       --

     Goodwill written off on termination of
       an operation                                              73,949       --
                                                                -------  -------
                                                                187,155       --
                                                                =======  =======

     SCH International Limited disposed of a 60% interest in Delegate Management Services Limited at par value of the shares.

     The disposal of the other fixed asset investment relates to an investment disposal for nil proceeds, previously carried at (pound)80,000 within current assets.

     The goodwill associated with the acquisition of Spectrum Communications GmbH has been written off following the directors' decision to permanently cease operations during the year.

     The tax credit associated with these items is (pound)29,094.


INTEREST RECEIVABLE AND SIMILAR INCOME

                                                              1995          1994
                                                           (pound)       (pound)
     Bank deposit interest                                   2,277        16,198
                                                           =======       =======

INTEREST PAYABLE AND SIMILAR CHARGES

                                                              1995          1994
                                                           (pound)       (pound)

     Bank loans and overdrafts repayable
       within five years                                   198,916       176,048
     Finance lease interest                                  1,274         5,432
     Debenture loans                                        60,389        68,745
     Other interest                                          8,959        24,295
                                                           -------       -------
                                                           269,538       274,520
                                                           =======       =======

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

7.   PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                             1995          1994
                                                          (pound)       (pound)
     Profit on ordinary activities before taxation is stated after charging/(crediting):

     Depreciation of owned assets                         211,571       297,006
     Depreciation of assets held under
       finance leases                                      12,544        16,077
     Auditors' remuneration                                31,928        28,500
     Operating lease rentals                              661,793       751,325
     Hire of plant and equipment                        1,205,236     1,265,617
     Directors' emoluments                                489,676       575,314
     Profit on disposal of fixed assets                    (7,298)       (4,412)
                                                        =========     =========

     Remuneration to auditors for other services amounted to (pound)30,607 (1994
     - (pound)6,700).


8.   TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                           1995          1994
                                                        (pound)       (pound)

     Taxation based on the profit/loss for
       the year comprises:
     United Kingdom corporation tax at 33%
       (1994 - 33%) on taxable profits                    152,327        47,301
     Under provision for earlier year                       6,744         9,589
     Deferred taxation                                      3,844         2,637
     Associated company                                     7,600             -
                                                        ---------     ---------
                                                          170,515        59,527
                                                        =========     =========


     The consolidated tax charge is disproportionately high due to expenditure on items which are not deductible for tax purposes and unrelieved tax losses in the overseas subsidiary.


9.   PROFIT AND LOSS ACCOUNT OF THE PARENT COMPANY

     As permitted by Section 230 of the Companies Act 1985, the profit and loss account of the parent company is not presented as part of the accounts. The parent company's loss for the year amounted to (pound)220,067 (1994 - (pound)235,174).

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

10.  TANGIBLE FIXED ASSETS




                                                    Short
                                                leasehold                                                    Assets
                                                buildings                                  Furniture,          held
                                                      and        Plant                       computer         under
                                                 improve-          and            Motor    and office       finance
                                                    ments    machinery         vehicles     equipment        leases         Total
       Group                                      (pound)      (pound)          (pound)       (pound)       (pound)       (pound)
     Cost
     At 1 July 1994                               591,813       840,770         33,600      1,527,813         96,561      3,090,557
     Additions                                     27,176         2,381          7,800        129,872           --          167,229
     Disposals                                       --          (9,393)       (33,600)      (135,089)        (2,112)      (180,194)
                                                  -------       -------        -------      ---------         ------      ---------
     At 30 June 1995                              618,989       833,758          7,800      1,522,596         94,449      3,077,592
                                                  -------       -------        -------      ---------         ------      ---------
     Accumulated depreciation
     At 1 July 1994                               133,331       775,083         23,324      1,065,913         76,689      2,074,340
     Charge for the year                           28,356        36,055          4,584        142,576         12,544        224,115
     Disposals                                       --          (1,770)       (26,446)       (41,565)        (1,056)       (70,837)
                                                  -------       -------        -------      ---------         ------      ---------
     At 30 June 1995                              161,687       809,368          1,462      1,166,924         88,177      2,227,618
                                                  -------       -------        -------      ---------         ------      ---------
     Net book value
     At 30 June 1995                              457,302        24,390          6,338        355,672          6,272        849,974
                                                  =======       =======        =======      =========         ======      =========

     At 30 June 1994                              458,482        65,687         10,276        461,900         19,872      1,016,217
                                                  =======       =======        =======      =========         ======      =========



     The assets held under finance leases comprise furniture, computer and office equipment.

     The assets of SCH International Limited and its subsidiaries have been charged in favour of GiroCredit Bank as security for loans outstanding to SCH International Limited amounting to (pound)1,748,750.

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

11.  FIXED ASSET INVESTMENTS

                                               Subsidiary      Associated            Own           Other
     Group                                   undertakings     undertaking         shares     investments          Total
                                                  (pound)         (pound)        (pound)         (pound)        (pound)
     Balance at 1 July 1994                             --              --         27,254          75,000        102,254
     Investments made during the year                   --          43,974        125,904          80,220        250,098
     Disposal in year                                   --              --             --        (155,000)      (155,000)
                                                 ---------          ------        -------        --------      ---------
     Balance at 30 June 1995 at cost                    --          43,974        153,158             220        197,352
                                                 =========          ======        =======        ========      =========
     Company
     Balance at 1 July 1994                      5,360,756              --         27,254              --      5,388,010
     Investments made during the year               10,246              --        125,904          80,000        216,150
     Disposal of investment                        (27,572)             --             --         (80,000)      (107,572)
     Investment written off during the year       (120,113)             --             --              --       (120,113)
                                                 ---------          ------        -------        --------      ---------
     Balance at 30 June 1995 at cost             5,223,317              --        153,158              --      5,376,475
                                                 =========          ======        =======        ========      =========


     All investments are in unquoted companies.

     The above investments are stated at cost and, in the opinion of the directors, the value of the investments is not less than the value at which they are stated.

                                                                         (pound)
     Investment in associated undertaking

     Cost
     Investment reclassified as associate                                   520
                                                                       --------
     At 30 June 1995                                                        520
                                                                       --------
     Group's share of post acquisition profits
     On reclassification as an associate                                 21,657
     Profits retained for the year                                       22,277
                                                                       --------
     At 30 June 1995                                                     43,934
                                                                       --------
     Goodwill arising on acquisition

     On reclassification as an associate                                   (480)
                                                                       --------
     At 30 June 1995                                                       (480)
                                                                       --------
     Share of net assets
     At 30 June 1995                                                     43,974
                                                                       ========
     At 30 June 1994                                                       --
                                                                       ========

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

11.  FIXED ASSET INVESTMENTS (continued)

     SCH International Limited disposed of a 60% interest in Delegate Management Services Limited on 1 July 1994. The remaining 40% interest has been incorporated into the consolidated accounts using the equity method.

     The company operates an Employee Share Ownership Plan for the purpose of purchasing shares in SCH International Limited from employees who leave the group. The intention is to sell shares to new and existing employees in the future.

     Shares held by the trust are disclosed as investment in own shares within fixed assets as the purchases have been financed by a loan from the company.

     Employees hold options to purchase 83,000 10p ordinary shares in SCH International Limited at 30 June 1995.

     The trust holds a total of 634,710 10p ordinary shares in SCH International at 30 June 1995 (1994 - 114,750 10p ordinary shares).

12.  STOCKS AND WORK IN PROGRESS

                                                                        1994
                                                                 as restated
                                                          1995     (note 31)
                                                       (pound)       (pound)

     Raw materials and consumables                      10,806        22,319
     Work in progress                                1,020,882       730,299
                                                     ---------       -------
                                                     1,031,688       752,618
                                                     =========       =======


13.  DEBTORS


                                                                          1994           1994
                                                                   as restated    as restated
                                               1995        1995      (note 31)      (note 31)
                                            (pound)     (pound)        (pound)        (pound)
                                              Group     Company          Group        Company

     Trade debtors                        3,199,578        --        2,891,916           --
     Other debtors                           43,719       5,410        219,734         85,411
     Amounts owed by group companies           --       111,731           --          266,687
     Amounts owed by associated company     100,956      99,235           --             --
     Prepayments and accrued income         205,567       6,111        178,415           --
     Corporation tax recoverable              8,678        --             --             --
     Group relief                              --        75,924           --           88,997
                                          ---------     -------      ---------        -------
                                          3,558,498     298,411      3,290,065        441,095
                                          =========     =======      =========        =======

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

14.  SUNDRY CREDITORS


                                                                             1994
                                                                      as restated
                                                 1995          1995     (note 31)          1994
                                              (pound)       (pound)       (pound)       (pound)
                                                Group       Company         Group       Company

       Amounts owed to group companies           --       3,703,991          --       3,612,733
       Other creditors                        108,048        50,000       196,994        27,199
       Corporation tax                        149,870          --          43,645          --
       Other taxation and social security     180,787         1,228        25,961         1,228
       Obligations under finance leases         6,061          --          27,783          --
       Bank loans                             900,000       900,000       749,500       749,500
       Unsecured loan stock "B"               246,672       246,672          --            --
       Unsecured loan stock "C"                  --            --          10,000        10,000
       Accruals and deferred income         2,412,291       131,270     2,157,488       110,255
                                            ---------     ---------     ---------     ---------
                                            4,003,729     5,033,161     3,211,371     4,510,915
                                            =========     =========     =========     =========


15.  CREDITORS: AMOUNTS FALLING
DUE AFTER MORE THAN ONE YEAR

                                                 1995          1995          1994          1994
                                              (pound)       (pound)       (pound)       (pound)
                                                Group       Company         Group       Company
       Debenture loans:
         Unsecured loan stock "A"             103,870       103,870       103,870       103,870
         Unsecured loan stock "B"             441,570       441,570       814,800       814,800
       Obligations under finance leases          --            --          18,747          --
       Bank loans                             848,750       848,750       752,166       749,250
                                            ---------     ---------     ---------     ---------
                                            1,394,190     1,394,190     1,689,583     1,667,920
                                            =========     =========     =========     =========

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

16.  BORROWINGS


                                           1995        1995        1994        1994
                                        (pound)     (pound)     (pound)     (pound)
                                          Group     Company       Group     Company
     Analysis of loan repayments:

     Bank loans and overdrafts
       Within one year or on demand   1,042,913     947,847   1,049,455     980,015
       Between one and two years        650,000     650,000        --          --
       Between two and five years       198,750     198,750     752,166     749,250

     Unsecured loan stock "A"
       Over one year                    103,870     103,870     103,870     103,870

     Unsecured loan stock "B"
       Within one year                  246,672     246,672        --          --
       Over one year                    441,570     441,570     814,800     814,800

     Unsecured loan stock "C"
       Within one year                     --          --        10,000      10,000
                                      ---------   ---------   ---------   ---------
                                      2,683,775   2,588,709   2,730,291   2,657,935
                                      =========   =========   =========   =========


     Due within one year
       Bank overdraft                   142,913      47,847     299,955     230,515
       Unsecured loan stock "B"         246,672     246,672        --          --
       Unsecured loan stock "C"            --          --        10,000      10,000
       Bank loans                       900,000     900,000     749,500     749,500

     Due after more than one year
       Unsecured loan stock "A"         103,870     103,870     103,870     103,870
       Unsecured loan stock "B"         441,570     441,570     814,800     814,800
       Bank loans                       848,750     848,750     752,166     749,250
                                      ---------   ---------   ---------   ---------
                                      2,683,775   2,588,709   2,730,291   2,657,935
                                      =========   =========   =========   =========


     The bank loans are secured by a fixed and floating charge on the assets of the group.

     Loan stock "A" and "B" is repayable at any time at the directors' discretion and the option of stockholders, subject to agreement with GiroCredit Bank. Other than the amounts shown above due within one year, repayment of which has been agreed, the directors understand that no other repayment of loan stock "A" and "B" will be made before 30 June 1996.

     Loan stock "A" bears interest at 15% per annum and is unsecured.

     Loan stock "B" bears interest at a rate equivalent to the National Westminster Bank PLC base rate on amounts outstanding after 1 December 1992 and is unsecured.

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

17.  OBLIGATIONS UNDER FINANCE LEASES

                                                           1995          1994
                                                        (pound)       (pound)

       Amount falling due in the second to
         fifth years inclusive                              --         18,747
                                                         ========    ========

18. PROVISIONS FOR LIABILITIES AND CHARGES

                                                          Group       Company
                                                        (pound)       (pound)
       Deferred taxation
       At 1 July 1994                                       2,637         --

       Current year charge                                  3,844         --
       Other movements                                     (2,637)        --
                                                         --------     --------
       At 30 June 1995                                      3,844         --
                                                         ========     ========


     The amounts of deferred taxation provided in the financial statements are as follows:

                                                   Group       Company         Group       Company
                                                   Fully         Fully         Fully         Fully
                                                provided      provided      provided      provided
                                                    1995          1995          1994          1994
                                                 (pound)       (pound)       (pound)       (pound)

       Capital allowances in excess of
         depreciation                              3,844            --         2,637            --
                                                 =======       =======       =======       =======

     There was no deferred taxation unprovided in either the current or preceding financial years.



19.  CALLED UP SHARE CAPITAL

                                                            1995          1994
                                                         (pound)       (pound)
     Authorised
     5,000,000 ordinary shares of 10p each               500,000       500,000
                                                         =======       =======

     Allotted and fully paid
     3,106,750 (1994: 3,106,750) ordinary
       shares of 10p each                                310,675       310,675
                                                         =======       =======



     GiroCredit Bank has rights under a warrant instrument to subscribe for 279,068 ordinary shares of the company at 10.53p per share. The warrant is exercisable by GiroCredit Bank at any time on or before 31 December 1999.

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995


20.  RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                                    Share                  Profit and
                                                       Share      premium    Goodwill         loss
                                                     capital      account     (pound)       account        Total
                                                     (pound)      (pound)                   (pound)       (pound)
     THE GROUP
     Balance at 1 July 1994                         310,675        14,025   (3,297,096)       24,837    (2,947,559)
     Loss for the year                                   --            --           --       (14,694)      (14,694)
     Goodwill relating to permanently ceased
       operation                                         --            --       73,949            --        73,949
     Goodwill written off                                --            --      (14,362)           --       (14,362)
                                                    -------        ------   ----------    ----------    ----------
     Balance at 30 June 1995                        310,675        14,025   (3,237,509)       10,143    (2,902,666)
                                                    =======        ======   ==========    ==========    ==========
     THE COMPANY
     Balance at 1 July 1994                         310,675        14,025           --      (906,355)     (581,655)
     Loss for the year                                   --            --           --      (220,067)     (220,067)
                                                    -------        ------   ----------    ----------    ----------
     Balance at 30 June 1995                        310,675        14,025           --    (1,126,422)     (801,722)
                                                    =======        ======   ==========    ==========    ==========

     The goodwill relating to the permanently ceased operation has been written off through the profit and loss account following a permanent diminution in value of the goodwill (see note 4).


21. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                              1995          1994
                                                           (pound)       (pound)

     Operating profit                                     561,300       329,799
     Depreciation charges                                 224,115       313,083
     Profit on sale of tangible fixed assets               (7,298)       (4,412)
     (Increase)/decrease in stocks and work in progress  (279,822)        8,823
     Increase in debtors                                 (358,115)   (1,015,578)
     Increase in creditors                                111,481     1,742,841
     Write down of purchased goodwill in
       subsidiary undertaking                              15,065          --
                                                         --------    ----------
     Net cash inflow from operating activities            266,726     1,374,556
                                                         ========    ==========

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

22.  ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS DURING THE YEAR

                                                             1995          1994
                                                          (pound)       (pound)

     Balance at 1 July                                   (14,419)     (458,984)
     Net cash (outflow)/inflow                           (70,245)      444,565
                                                         -------      --------
     Balance at 30 June                                  (84,664)      (14,419)
                                                         =======      ========

23. ANALYSIS OF BALANCES OF CASH AND CASH EQUIVALENTS AS SHOWN IN THE BALANCE SHEET


                                                                  Change in
                                           1995          1994          year
                                        (pound)       (pound)       (pound)
       Cash at bank and in hand          58,249       285,536      (227,287)
       Bank overdraft                  (142,913)     (299,955)      157,042
                                       --------      --------       -------
                                        (84,664)      (14,419)      (70,245)
                                       ========      ========       =======

24.  ANALYSIS OF CHANGES IN FINANCING DURING THE YEAR

                                                                 Finance                   Finance
                                                                   lease                     lease
                                                             obligations  Loan stock   obligations    Loan stock
                                                                    1995        1995          1994          1994
                                                                 (pound)     (pound)       (pound)       (pound)

       Balance at 1 July                                         46,530      928,670        84,044     1,014,400
       Finance leases surrendered on disposal
         of interest in subsidiary undertaking                  (24,563)          --            --            --
       Cash outflow from financing                              (15,906)     (91,279)      (37,514)      (85,730)
       Profit on redemption of loan stock                            --      (45,279)           --            --
                                                                -------      -------       -------     ---------
       Balance at 30 June                                         6,061      792,112        46,530       928,670
                                                                =======      =======       =======     =========

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

25. SALE OF INTEREST IN SUBSIDIARY UNDERTAKING


     SCH International Limited disposed of 60% of Delegate Management Services Limited on 1 July 1994.

     Net assets of Delegate Management Services Limited comprise at this date:

                                                                        (pound)
     Tangible fixed assets                                               90,082
     Stock                                                                  752
     Debtors                                                            205,651
     Cash at bank and in hand                                            53,984
     Creditors                                                         (254,533)
     Bank overdraft                                                     (39,056)
     Provisions for liabilities and charges                              (2,637)
                                                                       --------
                                                                         54,243
                                                                       ========

     Net assets disposed of - 60%                                        32,546
     Goodwill previously written off                                        720
     Loss on disposal                                                   (33,206)
                                                                       --------
     Cash inflow                                                             60
                                                                       ========


26. ANALYSIS OF THE NET OUTFLOW OF CASH AND CASH EQUIVALENTS IN RESPECT OF THE SALE OF THE INTEREST IN THE SUBSIDIARY UNDERTAKING

                                                                         (pound)
     Cash received                                                           60
     Cash at bank and in hand surrendered                               (53,984)
     Bank overdraft surrendered                                          39,056
                                                                       --------
     Net cash outflow of cash and cash equivalents in respect of the
     sale of the interest in the subsidiary undertaking                 (14,868)
                                                                       ========


27.  FINANCIAL COMMITMENTS

     At 30 June 1995 the group was committed to making the following payments during the next year in respect of operating leases:


                                                           Land and
                                                           building        Other
                                                            (pound)      (pound)
     Leases which expire:
       Within one year                                          --        50,769
       Within two to five years                                 --        96,425
       After five years                                    385,000            --
                                                           -------       -------
                                                           385,000       147,194
                                                           =======       =======

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

28.  CONTINGENT LIABILITIES

     The company has entered into a cross guarantee arrangement with the following group companies:

     Spectrum Communications Limited
     Spectrum Communications (Birmingham) Limited
     Mark Wallace Associates Limited

     The overdraft facility of all the above companies subject to the cross guarantee totalled(pound)150,000 at 30 June 1995.

     A loan of (pound)1,748,750 advanced to SCH International Limited is secured on all the assets of the group. The total facility available is (pound)1,948,750. The company has given a debenture creating charges over its entire assets in order to secure the obligations of the company under the guarantee.

     The company is grouped for VAT purposes with certain other group companies. Consequently the company is contingently liable for the VAT liabilities of those other companies.

29.  PENSION SCHEME

     The wholly owned subsidiary, Spectrum Communications Limited, operates pension and life assurance arrangements for eligible employees.

     The defined benefit scheme was discontinued at 31 July 1995, and replaced by a defined contribution arrangement.

     The last formal review of the defined benefit scheme was carried out as at 1 April 1994 by an independent qualified actuary using the projected unit method. At this date the market value of scheme assets was (pound)540,000 and the actuarial value of these assets was sufficient to cover 107% of the benefits accrued to members after allowing for expected future increases in earnings. The main assumptions used for the valuation were an investment return of 9% per annum and future pensionable salary increases of 8% per annum. A closing valuation as at 31 July 1995 is being carried out, which is not expected to disclose any deficit.

     The total SSAP 24 pension cost for the group was(pound)67,716 (1994 - (pound)122,795) of which(pound)2,384 (1994 - (pound)11,851) is included in creditors.

30.  ADDITIONAL INFORMATION ON SUBSIDIARY AND ASSOCIATE COMPANIES

                                                              Country of                Percentage
                                                              incorporation/            of ordinary
                                                              registration              shares held

     Spectrum Communications Limited                          England and Wales         100%
     Spectrum Communications (Birmingham) Limited             England and Wales         100%*          Dormant
     Mark Wallace Associates Limited                          England and Wales         80%
     Delegate Management Services Limited                     England and Wales         40%
     Spectrum Communications GmbH                             Germany                   100%
     Spectrum Communications  LLC                             Dubai                     49%*
     Spectrum Communications International BVI, Limited       British Virgin Islands    100%           Dormant

     The subsidiary companies are engaged in the production and stage management of conferences.

     * Held by subsidiary company.

     During the year the company acquired a further 15% of the share capital in Spectrum Communications GmbH.

[Letterhead of Touche Ross]                            SCH INTERNATIONAL LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 June 1995

31.  PRIOR PERIOD ADJUSTMENTS

     The comparatives have been amended to reflect presentation in the current year as follows:

                                              1994                         1994
                                         Statutory     Alignment             As
                                          accounts   adjustments        amended
     Group                                 (pound)       (pound)        (pound)

     Fixed asset investments                75,000        27,254        102,254
     Work in progress                      631,128        99,171        730,299
     Trade debtors                       2,548,468       343,448      2,891,916

     Other debtors                         246,988       (27,254)       219,734
     Cash at bank and in hand              772,660      (487,124)       285,536
     Bank overdraft                       (787,079)      487,124       (299,955)
     Accruals and deferred income       (1,714,869)     (442,619)    (2,157,488)
                                        ----------      --------     ----------
                                         1,772,296            --      1,772,296
                                        ==========      ========     ==========

     Company

     Fixed asset investments             5,360,756        27,254      5,388,010
     Other debtors                         112,665       (27,254)        85,411
                                        ----------      --------     ----------
                                         5,473,421            --      5,473,421
                                        ==========      ========     ==========


     The alignment adjustments arose for the following reasons:

     Employee share ownership plan (ESOP)

     (pound)27,254 invested in the company's own shares has been reclassified from other debtors to fixed asset investments, in accordance with the current accounting policy as a result of the Urgent Issues Task Force Abstract 13 "Accounting for ESOP trusts".

     Set-off of cash balances against overdraft

     In 1994, the group opted not to set off the cash balances against the overdraft, despite the existence of a right of set-off. This policy has now been changed, and short term bank borrowings are shown net of cash balances where a right of set-off exists. The amount set off relating to 1994 was (pound)487,124.

     Deferred income balances

     In order to enable comparability, the balances relating to work in progress, trade debtors and deferred income have been grossed up in accordance with the group's policy of not netting off amounts in relation to jobs in progress. The amounts shown in the 1994 accounts were incorrectly stated and have been adjusted as follows:

                                                                        (pound)
     Increase in work in progress                                        99,171
     Increase in trade debtors                                          343,448
     Increase in accruals and deferred income                           442,619

                            SCH INTERNATIONAL LIMITED

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT
                                   (unaudited)



                                           9 Months Ended        9 Months Ended
                                            31 March 1996         31 March 1995
                                            (pound)`000           (pound)`000
                                           --------------        --------------
TURNOVER                                       13,678               12,941
Cost of sales                                  (9,669)              (8,630)
                                              -------              -------

Gross profit                                    4,009                4,311
                                              -------              -------

Distribution costs                               (515)                (537)
Administrative expenses                        (3,766)              (3,931)
                                              -------              -------

OPERATING LOSS                                   (272)                (157)
                                              -------              -------

Income from investment in associate company        37                    4
Other income                                        3                 --
Interest payable                                 (181)                (176)
Profit on redemption of debt                       15                   10
Exceptional item                                   72                  (32)
                                              -------              -------

LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION      (326)                (351)
Tax on loss on ordinary activities                 85                 --
                                              -------              -------

LOSS ON ORDINARY ACTIVITIES AFTER TAXATION       (241)                (351)
Minority interest                                 (34)                  (2)
                                              -------              -------

RETAINED LOSS FOR THE FINANCIAL PERIOD           (275)                (353)
Retained profit brought forward                    10                   25
                                              -------              -------

RETAINED LOSS CARRIED FORWARD                    (265)                (328)
                                              =======              =======

                            SCH INTERNATIONAL LIMITED

                           CONSOLIDATED BALANCE SHEET
                                   (unaudited)


                                                                   31 March 1996                           31 March 1995
                                               (pound)`000           (pound)`000          (pound)`000          (pound)`000
                                          --------------------- -------------------- ------------------ --------------------
FIXED ASSETS
Tangible assets                                                         795                                        822
Investments                                                              95                                         26
                                                                   -------------                               -------------
                                                                        890                                        848

CURRENT ASSETS
Stocks and work in progress                       2,907                                       2,971
Debtors                                           2,936                                       2,785
Cash at bank and in hand                          1,494                                         585
                                              -------------                               -------------
                                                  7,337                                       6,341
                                              -------------                               -------------

CREDITORS: amounts falling
due within one year
Bank overdraft                                      704                                         839
Trade creditors                                   1,409                                         949
Sundry creditors                                  8,031                                       6,952
                                              -------------                               -------------
                                                 10,144                                       8,740
                                              -------------                               -------------

NET CURRENT LIABILITIES                                              (2,807)                                    (2,399)
                                                                   -------------                               -------------

TOTAL ASSETS LESS CURRENT
     LIABILITIES                                                     (1,917)                                    (1,551)

CREDITORS: amounts falling due after
more than one year
                                                                     (1,100)                                    (1,617)

PROVISIONS FOR LIABILITIES AND CHARGES
                                                                         (4)                                        --
                                                                   -------------                               -------------
                                                                     (3,021)                                    (3,168)
                                                                   =============                               =============

CAPITAL AND RESERVES
Called up share capital                                                 311                                        311
Share premium account                                                    14                                         14
Reserves:
     Profit and loss account                                           (265)                                      (328)
     Goodwill                                                        (3,238)                                      (3,226)
                                                                   -------------                              --------------

EQUITY SHAREHOLDERS'
     FUNDS                                                           (3,178)                                      (3,229)
Equity minority interest                                                157                                           61
                                                                   -------------                              --------------
TOTAL CAPITAL EMPLOYED                                               (3,021)                                      (3,168)
                                                                   =============                              ==============

                             SCH INTERNATIONAL LTD.

                        CONSOLIDATED CASH FLOW STATEMENT
                             Nine month period ended
                                  31 March 1996
                                   (unaudited)


                                                         (pound)`000         (pound)`000
                                                      -----------------   ------------------

NET CASH INFLOW FROM OPERATING ACTIVITIES                                       1,486

RETURN ON INVESTMENT AND SERVICING OF FINANCE
Interest Received                                              0
Interest Paid                                               (181)
Share of profit in associated company                         37

                                                                                ----
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS
AND SERVICING OF FINANCE                                                        (144)
                                                                                ----

TAXATION
UK corporation tax paid                                     (127)

                                                                                ----
TAX PAID                                                                        (127)
                                                                                ----

INVESTING ACTIVITIES

Purchase of tangible fixed assets
Sale of fixed assets                                         (98)
Purchase of FA Inv
Sale of associated company                                   150

                                                                                  --
NET CASH OUTFLOW FROM INVESTING ACTIVITIES                                        52
                                                                                  --

NET CASH (OUTFLOW)/INFLOW BEFORE FINANCING                                     1,267
                                                                               -----

FINANCING
Purchase of shares by ESOP                                   (99)
Repayment of loan stock                                      (93)
Repayment of term loan                                      (200)

NET CASH FLOW FROM FINANCING                                                    (392)
                                                                                ----

Increase in cash and cash equivalents                                            875
                                                                                 ===

                             SCH INTERNATIONAL LTD.

                          NOTES TO CASH FLOW STATEMENT
                             Nine month period ended
                                  31 March 1996
                                   (unaudited)

Reconciliation of operating profit to net cash
flow from operating activities
                                                              1996
                                                              (pound)`000
                                                          ---------------

Operating Loss                                                  (275)
Depreciation charges                                             144
(Increase) in stock and WIP                                   (1,875)
Decrease in Debtors                                              727
Increase in creditors                                          2,765
                                                          ---------------
                                                               1,486
                                                          ===============

Analysis of changes in cash and cash equivalents during the year.

                                                               (pound)`000
                                                          ---------------

Balance at 1 July 1995                                           (85)
Net cash (out)/in flow                                           875
                                                          ---------------
Balance at 31 March 1996                                         790
                                                          ===============


Analysis of balances of cash and cash equivalents as shown in the Balance Sheet

                                   1996            1995          Change in Year
                                (pound)`000      (pound)`000       (pound)`000
                            ----------------- ---------------- -----------------

Cash at bank and in hand           1,494              58             1,436
Bank overdraft                      (704)           (143)             (561)
                               ------------    --------------    -------------
                                     790             (85)              875
                               ============    ==============    =============

                             SCH INTERNATIONAL LTD.

                          NOTES TO CASH FLOW STATEMENT
                             Nine month period ended
                                  31 March 1996
                                   (unaudited)
                                   (continued)


Analysis of changes in financing during the year
                                                                Loan Stock
                                                                   1995
                                                                (pound)`000
                                                          ----------------------

Balance at 1 July 1995                                              792
Cash outflow from Financing                                          93
Profit on redemption of loan stock                                  132
                                                          ----------------------

Balance at 31 March 1996                                            567
                                                          ======================


Reconciliation of movement in shareholders' funds

                                          Share Premium
                         Share Capital     Account       Goodwill      P & L
                           (pound)`000    (pound)`000   (pound)`000  (pound)`000
                         -------------- --------------- -----------  -----------

Balance at 1 July 1995         311             14          3,238          10
Profit for period               --             --             --        (275)
                            ---------      ---------     ---------   ---------
Balance at 31 March 1996       311             14          3,238        (265)
                            =========      =========     =========   =========

                             SCH INTERNATIONAL LTD.

                        CONSOLIDATED CASH FLOW STATEMENT
                             Nine month period ended
                                  31 March 1995
                                   (unaudited)


                                                    (pound)`000   (pound)`000
                                                   ---------------------------

NET CASH INFLOW FROM OPERATING ACTIVITIES                              255

RETURN ON INVESTMENT AND SERVICING OF FINANCE
Interest Received                                          2
Interest Paid                                           (201)
Interest element of finance lease rental payments         (1)
                                                                  ------------
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS
AND SERVICING OF FINANCE
                                                                      (200)
                                                                  ------------
TAXATION
UK corporation tax paid                                  (43)
                                                                  ------------
TAX PAID                                                               (43)
                                                                  ------------
INVESTING ACTIVITIES
Purchase of tangible fixed assets                       (124)
Purchase of interest in subsidiary undertaking           (10)
Sale of tangible fixed assets
Purchase of fixed asset investment                        75
Sale of interest in subsidiary undertaking               (15)
                                                                  ------------
NET CASH OUTFLOW FROM INVESTING ACTIVITIES                             (74)
                                                                  ------------

                                                                  ------------
NET CASH OUTFLOW BEFORE FINANCING                                      (62)
                                                                  ------------
FINANCING
Purchase of shares by ESOPT                              (76)
Borrowings under term loan                               (50)
Capital element of finance lease rentals                 (16)
Repayment of loan stock                                  (36)

NET CASH FLOW FROM FINANCING                                          (178)
                                                                  ------------
DECREASE IN CASH AND CASH EQUIVALENTS                                 (240)
                                                                  ============
                                      -9-

                             SCH INTERNATIONAL LTD.

                          NOTES TO CASH FLOW STATEMENT
                             Nine month period ended
                                  31 March 1995
                                   (unaudited)


Reconciliation of operating profit to net cash flow from operating activities

                                                                    1996
                                                                 (pound)`000
                                                             -------------------

Operating Loss                                                        (157)
Depreciation charges                                                   168
Profit on sale of fixed assets                                           -
(Increase) in stock and WIP                                         (2,219)
Decrease in Debtors                                                    533
Increase in creditors                                                1,915
Write down of purchase goodwill                                         15
                                                                  ------------
                                                                       255
                                                                  ============

Analysis of changes in cash and
  cash equivalents during the year.
                                                                 (pound)`000
                                                             -------------------

Balance at 1 July 1994                                                 (14)
Net cash (out)/in flow                                                (240)
                                                                  ------------
Balance at 31 March 1995                                              (254)
                                                                  ============



Analysis of balances of cash and cash equivalents as shown in the Balance Sheet

                                  1995           1994          Change in Year
                              (pound)`000     (pound)`000        (pound)`000
                             -------------- ---------------- ------------------
Cash at bank and in hand           585            285                300
Bank overdraft                    (839)          (299)              (540)
                               ----------      ----------        ----------
                                  (254)           (14)              (240)
                               ==========      ==========        ==========


Analysis of changes in Financing during the year


                                                            Loan Stock
                                                               1995
                                                            (pound)`000
                                                      -----------------------

Balance at 1 July 1994                                         919
Cash outflow from Financing                                    (36)
Profit on redemption of loan stock                             (15)
                                                          ------------
Balance at 31 March 1995                                       868
                                                          ============

                             SCH INTERNATIONAL LTD.

               NOTE TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


1.   INTERIM FINANCIAL INFORMATION

     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles of the United Kingdom from interim financial information and should be read in conjunction with the audited financial information of SCH International Ltd. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles of the United Kingdom for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Such adjustments are of a normal recurring nature. Operating results for the nine months ended March 31, 1996 and 1995 are not necessarily indicative of the results that may be expected for any other period or for a full fiscal year.

                          CARIBINER INTERNATIONAL, INC.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


The following unaudited pro forma consolidated financial information of Caribiner International, Inc. (the "Company") gives effect to (i) the acquisition of substantially all of the outstanding ordinary shares of SCH International Limited ("Spectrum"); (ii) the acquisition of substantially all of the assets and assumption of certain of the liabilities of Lighthouse, Ltd. ("Lighthouse"); and, (iii) an issuance and sale of only that number of the Company's shares of common stock as would generate net proceeds sufficient to repay substantially all indebtedness outstanding at the beginning of each period presented and to finance the aforementioned acquisitions.


The Company believes that the accompanying unaudited consolidated pro forma financial information contains all adjustments necessary to fairly present its financial position as of March 31, 1996, and the results of its operations for the six months ended March 31, 1996 and the year ended September 30, 1995 as if, in the case of the Unaudited Pro Forma Consolidated Balance Sheet, the transactions described above had occurred on March 31, 1996, and, in the case of the Unaudited Pro Forma Consolidated Statements of Operations for the six months ended March 31, 1996 and the year ended September 30, 1995, the transactions had occurred on October 1, 1995 and October 1, 1994, respectively.

The unaudited pro forma consolidated financial information has been included as required by the rules of the Commission and is provided for comparative purposes only. The unaudited pro forma consolidated financial information presented herein is based upon the historical consolidated financial statements of each of the Company, Lighthouse and Spectrum and should be read in conjunction with such financial statements and the related notes thereto, all of which are included elsewhere in this Form 8-K/A or in the Company's other filings with the Commission.

Spectrum's fiscal year end (June 30) differs from the Company's fiscal year end (September 30). The unaudited Pro Forma Consolidated Statements of Operations for the six months ended March 31, 1996 and the year ended September 30, 1995 include Spectrum's results of operations for Spectrum's six months ended December 31, 1995 and its year ended June 30, 1995, respectively. The unaudited Pro Forma Consolidated Balance Sheet at March 31, 1996 includes Spectrum's historical balance sheet at May 31, 1996, which is not materially different than its historical balance sheet at March 31, 1996. The historical financial information of Spectrum referred to above has been adjusted to conform to the generally accepted accounting principles of the United States and has been translated into United States dollars based upon the appropriate exchange rates.

Lighthouse's fiscal year end (December 31) differs from the Company's fiscal year end (September 30). The unaudited Pro Forma Consolidated Statements of Operations for the six months ended March 31, 1996 and the year ended September 30, 1995 include Lighthouse's results of operations for Lighthouse's six months ended March 31, 1996 and its year ended December 31, 1995, respectively. As a result of the differing year ends of the Company and of Lighthouse, the results of operations of Lighthouse for the three months ended December 31, 1995 are included in both periods. The unaudited Pro Forma Consolidated Balance Sheet at March 31, 1996 includes Lighthouse's historical balance sheet at May 31, 1996, which is not materially different than the historical balance sheet at March 31, 1996.

The pro forma financial information presented does not purport to be indicative of the financial position or operating results which would have been achieved had the transactions described above taken place at the dates indicated and should not be construed as representative of the Company's financial position or results of operations for any future date or period.

                          CARIBINER INTERNATIONAL, INC.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 March 31, 1996
               (all amounts, except per share data, in thousands)

                                                           Historical                                                   Pro Forma
                                          ------------------------------------------------------------------------------------------
                                            Caribiner                                 Lighthouse         Spectrum        Caribiner
                                          International,  Lighthouse,     Spectrum,    Pro Forma         Pro Forma    International,
                                              Inc.            Ltd.           Ltd.     Adjustments       Adjustments        Inc.
                                          ------------------------------------------------------------------------------------------
ASSETS
Cash                                         $20,395           $   --          $636      ($6,274) (a)    ($4,777) (a)     $9,980
Trade accounts receivable, net                31,558            1,318         5,317                           --          38,193
Deferred charges                              11,514              717         3,067           --              --          15,298
Prepaid expenses and other current assets      1,610              202           276          (65) (b)         --           2,023
                                          ------------------------------------------------------------------------------------------
     Total Current Assets                     65,077            2,237         9,296       (6,339)         (4,777)         65,494

Property and equipment-net                     7,566              743         1,229         (250) (c)       (155) (c)      9,133
Intangible assets-net                         15,978               --         3,672        6,969  (d)      5,158  (d)     31,777
Other assets                                     531               84            --           --              --             615
                                          ------------------------------------------------------------------------------------------
     Total Assets                            $89,152           $3,064       $14,197         $380            $226        $107,019
                                          ==========================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Portion of long-term debt                710               --            --           --              --             710
Trade accounts payable                         4,464              353         4,142           --              --           8,959
Accrued expenses and other current            11,542              515         5,312          300  (e)        620  (e)     17,836
  liabilities                                                                               (386) (f)        (67) (g)
Deferred income                               18,092            1,663         3,060           --              --          22,815
                                          ------------------------------------------------------------------------------------------
     Total Current Liabilities                34,808            2,531        12,514          (86)            553          50,320

Long-term debt                                 1,225              273         2,556         (273) (g)     (2,556) (g)      1,225
Deferred income                                8,339               --            --           --              --           8,339
Other liabilities                                 91               --         1,356           --              --           1,447
                                          ------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                        44,463            2,804        16,426         (359)         (2,003)         61,331
Common stock                                      95                1            22           (1) (h)        (22) (h)         95
Additional paid-in capital                    59,583               90           482          (90) (h)       (482) (h)     60,582
                                                                                             999  (i)
Accumulated (deficit) earnings               (14,989)             169        (2,733)        (169) (h)      2,733  (h)    (14,989)
                                          ------------------------------------------------------------------------------------------
     TOTAL STOCKHOLDERS' EQUITY               44,689              260        (2,229)         739           2,229          45,688
                                          ------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                                     $89,152           $3,064       $14,197         $380            $226        $107,019
                                          ==========================================================================================



          See Notes to Unaudited Pro Forma Consolidated Balance Sheet.

                          CARIBINER INTERNATIONAL, INC.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 1996
               (all amounts, except per share data, in thousands)


                                                Historical                              Pro Forma Adjustments (j)      Pro Forma
                                 ---------------------------------------------------------------------------------------------------
                                   Caribiner                                                                            Caribiner
                                 International,   Lighthouse,    Spectrum,                                            International,
                                      Inc.           Ltd.          Ltd.      Financing     Lighthouse      Spectrum       Inc.
                                 ---------------------------------------------------------------------------------------------------
 Revenue                         $  51,627           $6,234      $14,884       $  --         $  --         $  --        $72,745
 Production costs                   34,371            3,342       10,524          --            --            --         48,237
                                 --------------------------------------------------------------------------------------------------

 Gross Profit                       17,256            2,892        4,360          --            --            --         24,508

 Operating expenses:
      Selling, general and
       administrative expenses
                                    13,372            1,908        4,183          --            --            --         19,463

      Non-cash compensation
       expense                       1,072               --           --          --            --            --          1,072
      Depreciation and
       amortization                  1,322              152          412          --           139  (k)      (95)(k)      1,930
                                 --------------------------------------------------------------------------------------------------
 Total operating expenses           15,766            2,060        4,595          --           139           (95)        22,465
                                 --------------------------------------------------------------------------------------------------

 Operating income (loss)             1,490              832         (235)         --          (139)           95          2,043

 Interest expense with related
       parties                       1,199               --           --      (1,199) (l)       --            --             --
 Interest expense (income), other
                                       668               15          199        (719) (l)       --           (85)(l)         78
 Other expense (income), net            --              (31)         (81)                       --            --           (112)
                                 --------------------------------------------------------------------------------------------------

 (Loss) income before taxes           (377)             848         (353)      1,918          (139)          180          2,077

 Income tax (expense) benefit          124             (348)        (130)       (565) (m)       46  (m)      (28)(m)       (901)
                                 --------------------------------------------------------------------------------------------------

 Net (loss) income                   ($253)             500         (483)      1,353           (93)          152          $1,176
                                 ===================================================================================================

 Pro forma net income per common
       share                         $0.05               --            --          --            --           --          $0.14
                                 ===================================================================================================

     See Notes to Unaudited Pro Forma Consolidated Statement of Operations.

                          CARIBINER INTERNATIONAL, INC.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 1995
               (all amounts, except per share data, in thousands)


                                          Historical                            Pro Forma Adjustments (j)              Pro Forma
                        -----------------------------------------------------------------------------------------------------------
                            Caribiner                                                                                  Caribiner
                          International,   Lighthouse,     Spectrum,                                                 International,
                              Inc.            Ltd.            Ltd.      Financing    Lighthouse       Spectrum           Inc.
                        -----------------------------------------------------------------------------------------------------------

Revenue                       $81,131         $10,396        $34,312      $--           $--             $--              $125,839
Production costs               54,312           6,984         22,746       --            --              --                84,042
                          ---------------------------------------------------------------------------------------------------------


Gross Profit                   26,819           3,412         11,566       --            --              --                41,797

Operating expenses:
     Selling, general and
       administrative
       expenses                19,306           2,484         10,532       --            --              --                32,322
     Non-cash
       compensation
       expense                     --             378             --       --            --                                   378
     Depreciation and
       amortization             2,330             344            699       --           279      (k)      9     (k)         3,661
                          ---------------------------------------------------------------------------------------------------------
Total operating expenses       21,636           3,206         11,231       --           279               9                36,361
                          ---------------------------------------------------------------------------------------------------------

Operating income                5,183             206            335       --          (279)             (9)                5,436

Interest expense with
       related parties          2,234              --             --   (2,234) (l)       --               --                   --
Interest expense, other         1,259              25            392   (1,087) (l)       --            (427)    (l)           162
Other (income)
       expense, net                --             (42)           248       --            --               --                  206
                          ---------------------------------------------------------------------------------------------------------

Income (loss) before
       taxes                    1,690             223           (305)   3,321          (279)            418                 5,068

Income tax benefit
       (expense)                 (264)           (258)           101       39  (m)       92 (m)        (141)    (m)          (431)
                          ---------------------------------------------------------------------------------------------------------

Net income (loss)              $1,426             (35)          (204)   3,360          (187)            277                $4,637
                          =========================================================================================================

Pro forma net income
       per common share        $0.49              --             --      --              --             --                  $0.59
                          =========================================================================================================


     See Notes to Unaudited Pro Forma Consolidated Statement of Operations.

                          CARIBINER INTERNATIONAL, INC.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a) To reflect the cash paid at closing for (i) the purchase of substantially all of the assets and the assumption of certain of the liabilities of Lighthouse, (ii) the acquisition of substantially all of the outstanding ordinary shares of Spectrum, (iii) the repayment at closing of the outstanding debt of each of Lighthouse and Spectrum; and, (iv) the payment of certain transaction-related costs.

(b) To adjust the book value of certain of Lighthouse's equipment held for resale to reflect its estimated net realizable value.

(c) To adjust the net carrying value of fixed assets to reflect the write-off, net of salvage value, of certain leasehold improvements and computer and office equipment not usable post-closing.

(d) To record the goodwill resulting from the respective acquisitions after allocation of the purchase price to the net tangible assets.

(e) To accrue for transaction costs which include professional fees, severance and certain other costs incurred or to be incurred in order to consummate the acquisitions.

(f) To reflect payment of certain employee-related accrued liabilities and other current liabilities upon closing of the Lighthouse Acquisition.

(g) To reflect repayment at closing of the outstanding debt, including accrued interest, of each of Lighthouse and Spectrum.

(h)  To eliminate the stockholders' equity accounts upon acquisition.

(i) To record additional paid-in capital resulting from the issuance of the Company's common stock in connection with the acquisition of Lighthouse.

(j) Pro forma adjustments to the Unaudited Pro Forma Consolidated Statements of Operations give effect to the acquisitions of both Lighthouse and Spectrum, and the issuance and sale of only that number of shares of the Company's common stock as would generate net proceeds sufficient to repay substantially all outstanding indebtedness of the Company, and to finance the acquisitions, as if such transactions had occurred at the beginning of each period presented.

(k) To adjust amortization expense related to the goodwill resulting from the respective acquisitions based upon the Company's estimated period of benefit.

(l) To decrease interest expense relating to the repayment of all bank borrowings and other long-term obligations, as if such amounts were repaid as of the beginning of each period presented.

                          CARIBINER INTERNATIONAL, INC.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(m) To reflect the tax effect of the pro forma adjustments, assuming utilization of the net operating loss tax benefits.